UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HMS Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HMS HOLDINGS CORP. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, July 6, 2011 CONTROL NUMBER HMS HOLDINGS CORP. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 23, 2011 to facilitate timely delivery. This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the complete proxy materials before voting. TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR VOTE YOUR PROXY ELECTRONICALLY. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) If you request paper copies, your preference will be kept on file for future mailings. Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hmsy The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/hmsy 99177 Dear HMS Holdings Corp. Shareholder: The 2011 Annual Meeting of Shareholders of HMS Holdings Corp. (the “Company”) will be held at our offices at 401 Park Avenue South, 10th Floor, New York, NY 10016, on Wednesday, July 6, 2011, at 10:00 a.m. (local time). Proposals to be considered at the 2011 Annual Meeting: (1) To elect the four directors named in the Proxy Statement for a term expiring on the date of the Company’s 2013 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified; (2) Approval of the amendment of the Company’s Certificate of Incorporation, as amended, to increase the number of shares of common stock that the Company is authorized to issue from 45,000,000 to 125,000,000; (3) Approval of the amendment of the Company’s Amended and Restated By-laws to implement a majority vote standard in uncontested elections of directors; (4) Approval of the Fourth Amended and Restated 2006 Stock Plan; (5) Approval of the Company’s Annual Incentive Plan; (6) Approval of 2010 compensation for the Company’s named executive officers; (7) Advisory vote on the frequency of future executive compensation advisory votes; (8) Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; and, (9) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends that you vote your shares “FOR” each of the director nominees named in Proposal 1; (ii) “FOR” Proposals 2-6 and Proposal 8; and “FOR” the Company to hold an advisory vote on executive compensation every THREE YEARS. The Board of Directors has fixed May 17, 2011 as the record date for determining shareholders entitled to receive notice of, and to vote at, the 2011 Annual Meeting or any adjournments or postponements thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the 2011 Annual Meeting. This Notice also constitutes notice of the Company’s 2011 Annual Meeting of Shareholders.

Directions to the 2011 Annual Meeting: You can find directions to the 2011 Annual Meeting, where you may vote in person, under the Investor Relations tab on our website at http://investor.hms.com. Meeting Location: HMS Holdings Corp. 401 Park Avenue South, 10th Floor New York, NY 10016 The following Proxy Materials are available for you to review online: • the Company’s 2011 Proxy Statement; • Appendix A to the Proxy Statement: Fourth Amended and Restated 2006 Stock Plan; • Appendix B to the Proxy Statement: Annual Incentive Plan; • the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hmsy If you request paper copies, your preference will be kept on file for future mailings. The Proxy Materials for HMS Holdings Corp. are available to review at: http://www.proxyvoting.com/hmsy Have this Notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online, OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 99177 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares. Have this Notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.